UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Kuvatris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wyckoff Avenue, 3rd Floor, Mahwah, NJ	07430
(Address of principal executive offices)	(Zip Code)

(973) 879-9742

(Registrant’s telephone number, including area code)

PaxMedica, Inc.

101 Arch Street, 8th Floor, Boston, MA 02110

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2025, Howard J. Weisman, chief executive officer of PaxMedica, Inc., a Delaware corporation (the “Company”), executed a certificate of amendment of the certificate of incorporation of the Company, changing the Company’s name from PaxMedica, Inc. to Kuvatris Therapeutics, Inc. The certificate of amendment relating to the name change has been filed herewith as Exhibit 3.1.

Item 8.01 Other Events.

In connection with the actions of the Company described in a current report on Form 8-K filed on March 7, 2025, on May 20, 2025, the Company forwarded a letter to the Depositary Trust Company (“DTC”) in which it declared the issued and outstanding shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), held by DTC on behalf of the beneficial shareholders of the Company to be null, void and worthless. On June 12, 2025 the Company forwarded a letter of instruction to its transfer agent, VStock Transfer, LLC (the “Transfer Agent”), directing the Transfer Agent to cancel all shares of Common Stock held by DTC. Relatedly, the Company will also forward a form share cancellation letter to all shareholders of record of Common Stock (the “Record Shareholders”), in which the Record Shareholders will direct the Transfer Agent to cancel those shares as well.

At the same time as the filing of this current report on Form 8-K, the Company will file a Form 15-12g with the Securities and Exchange Commission, terminating its registration under Section 12(g) of the Securities and Exchange Act of 1934 (the “Exchange Act”), and suspending its obligation to file reports under Sections 13 and 15(d) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of PaxMedica, Inc. dated as of June 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Howard J. Weisman
Name:	Howard J. Weisman
Title:	Chief Executive Officer

Date: June 13, 2025